Exhibit 10.40
EXECUTION VERSION

SECURITY AGREEMENT
By
TERREMARK WORLDWIDE, INC.,
as Issuer
and
THE GUARANTORS PARTY HERETO
and
CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as Agent

Dated as of January 5, 2007

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SECTION 11.9. Execution in Counterparts	33
SECTION 11.10. Business Days	33
SECTION 11.11. No Credit for Payment of Taxes or Imposition	33
SECTION 11.12. No Claims Against Agent	33
SECTION 11.13. No Release	33
SECTION 11.14. Obligations Absolute	33
SIGNATURES	S-1

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
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SECURITY AGREEMENT
     SECURITY AGREEMENT dated as of January 5, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the “Agreement”) made by TERREMARK WORLDWIDE, INC., a Delaware corporation (the “Issuer”) and THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the “Original Guarantors”) OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the “Additional Guarantors,” and together with the Original Guarantors, the “Guarantors”), as pledgors, assignors and debtors (the Issuer, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent for the Secured Parties (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”).
R E C I T A L S :
     A. Pursuant to that certain Purchase Agreement dated as of the date hereof by and among the purchasers listed on Schedule A thereto (each individually as a “Purchaser” and collectively as the “Purchasers”), the Pledgors and the Agent (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Purchase Agreement”), the Purchasers have agreed to purchase the Purchased Securities (as defined in the Purchase Agreement).
     B. Each Original Guarantor has, pursuant to the Purchase Agreement, unconditionally guaranteed the Obligations.
     C. The Issuer and each Original Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Purchase Agreement and the other Basic Documents and each is, therefore, willing to enter into this Agreement.
     D. This Agreement is given by each Pledgor in favor of the Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Obligations.
     F. It is a condition to the obligations of the Purchaser to purchase the Purchased Securities that each Pledgor execute and deliver the applicable Basic Documents, including this Agreement.
A G R E E M E N T :
     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Agent hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION
Definitions.
     (a) Unless otherwise defined herein or in the Purchase Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.
     (b) Terms used but not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given to them in the Purchase Agreement.
     (c) The following terms shall have the following meanings:
     “Additional Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
     “Additional Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer pertaining to such membership, partnership or other equity interests, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer pertaining to such membership, partnership or other equity interests, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.
     “Additional Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer pertaining to such interests, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation pertaining to such interests, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.
     “Agent” shall have the meaning assigned to such term in the Preamble hereof.
     “Agreement” shall have the meaning assigned to such term in the Preamble hereof.
     “Claims” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral.
     “Contested Liens” shall mean, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 4.11 hereof; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.
     “Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
     “Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
     “Copyright Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 4.
     “Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income,

interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
     “Excluded Property” shall mean (a) all personal property and fixtures of the Issuer or any Guarantor located at the Facility so long as such property is pledged to secure the obligations under the SPV Financing Agreement and (b) Special Property other than the following:
(i)	the right to receive any payment of money (including Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9 406(d), 9 407(a) or 9 408(a) of the UCC to the extent that such sections of the UCC are effective to limit the prohibitions which make such property “Special Property”; and

(ii)	any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).
     “General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral.

     “Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Trademark License in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.
     “Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
     “Initial Pledged Interests” shall mean, with respect to each Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer described in Schedule 10 annexed to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer pertaining to such membership, partnership or other interests, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.
     “Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer described in Schedule 10 annexed to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of each such issuer pertaining to the Initial Pledged Shares, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.
     “Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
     “Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill other than any non-U.S. Intellectual Property Collateral.
     “Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 annexed to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
     “Issuer” shall have the meaning assigned to such term in the Preamble hereof.
     “Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

     “Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
     “Obligations” means (i) any principal, premium and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Series A Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Company and the other Issuers under this Agreement, the Purchase Agreement and the other Basic Documents pertaining to the Series A Notes, Subsidiary Guarantees or Security Documents and other documents related thereto executed in connection therewith and (iii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company and the other Issuers under or pursuant to this Agreement and the other Basic Documents pertaining to the Series A Notes, Subsidiary Guarantees or Security Documents and other documents related thereto executed in connection therewith.
     “Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing.
     “Original Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
     “Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
     “Patent Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 5.
     “Perfection Certificate” shall mean that certain perfection certificate dated as of the date hereof, executed and delivered by each Pledgor in favor of the Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Agent) executed and delivered by the applicable Guarantor in favor of the Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Purchase Agreement or upon the request of the Agent.
     “Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
     “Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
     “Pledged Interests” shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests; provided, however, that to the extent applicable, Pledged Interests shall not include any interest which is not required to be pledged pursuant to Section 7.13(b) of the Purchase Agreement.
     “Pledged Securities” shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.
     “Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares; provided, however, that Pledged Shares shall not include any shares which are not required to be pledged pursuant to Section 7.13(b) of the Purchase Agreement.
     “Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
     “Purchase Agreement” shall have the meaning assigned to such term in Recital A hereof.
     “Secured Parties” shall mean, collectively, the Agent and the Series A Noteholders.
     “Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.
     “Senior Agent” shall mean FMP Agency Services, LLC, and any successor thereof in its capacity as agent under the Senior Security Agreement.
     “Senior Security Agreement” shall mean the Security Agreement by and among the Company, the Guarantors named therein and the Senior Agent, dated as of December 31, 2004, as the same may be amended, supplemented or otherwise modified from time to time
     “Special Property” shall mean:

(a)	any permit, lease or contract held by any Pledgor that prohibits the creation by such Pledgor of a security interest therein without the consent of any of the other parties thereto to the extent they are not Pledgors;

(b)	any permit, lease or contract held by any Pledgor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein without the consent of any of the other parties thereto to the extent they are not Pledgors; and

(c)	all right, title and interest of any Pledgor to any Equipment or other personal property and fixtures now held on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Purchase Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such right, title and interest;
provided, however, that in each case described in clauses (a), (b) and (c) of this definition, such property shall constitute “Special Property” only to the extent and for so long as such permit or lease or Requirement of Law applicable thereto validly prohibits the creation of a Lien on such property in favor of the Agent and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute “Special Property.”
     “Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed in Schedule 1(a) annexed to the Perfection Certificate is not the surviving entity; provided, however, that to the extent applicable, Successor Interest shall not include any shares or interests which are not required to be pledged pursuant to Section 7.13(b) of the Purchase Agreement.
     “TCA” shall mean Technology Center of the Americas, LLC.
     “TCA Collateral” shall mean the assets, rights and properties from time to time subject to the security interests granted pursuant to the SPV Financing Agreement.
     “TCA Debt” shall mean all Indebtedness from time to time owing pursuant to the SPV Financing Agreement.
     “TCA Lender” shall mean Citigroup Global Markets Realty Corp., and its successors and assigns as lender pursuant to the SPV Financing Agreement.
     “Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
     “Trademark Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 6.
     “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.
     SECTION 1.2. Interpretation. The rules of interpretation specified in the Purchase Agreement shall be applicable to this Agreement.
     SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Agent) shall not be employed in the interpretation hereof.
     SECTION 1.4. Perfection Certificate. The Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.
ARTICLE II
GRANT OF SECURITY AND SECURED OBLIGATIONS
     SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):
(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Intellectual Property Collateral;

(vii)	the Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;

(viii)	all General Intangibles;

(ix)	all Supporting Obligations;

(x)	all books and records relating to the Pledged Collateral; and

(xi)	to the extent not covered by clauses (i) through (x) of this sentence, all other personal property of such Pledgor, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing
     SECTION 2.2. Excluded Collateral; Senior Liens.
(a)	Notwithstanding anything to the contrary contained in this Agreement:
(i) No Pledgor shall be required to take any action outside of the United States to perfect a security interest in any non-U.S. Intellectual Property Collateral; and
(ii) The security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property, Deposit Accounts or Investment Property.
(b)	Notwithstanding anything to the contrary contained in this Agreement, and without limiting paragraph (a) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any cash balances of any of the Pledgors, and the Agent on behalf of the Secured Parties (i) hereby represents and covenants that it shall have no Lien on or security interest in any of the property of TCA pledged to the TCA Lender pursuant to the SPV Financing Agreement, and (ii) hereby agrees that, until the holders of TCA Debt shall have received payment in full in cash of the TCA Debt, the holders of the Obligations will not at any time assert or seek to enforce against TCA any Lien, claim or other interest in any TCA Collateral and that the TCA Lender and the holders of TCA Debt may dispose of any or all of such TCA Collateral free of any and all Liens, including, but not limited to, any Liens created in favor of the Secured Parties through judicial or non-judicial proceedings.
(c)	The Pledgors shall from time to time at the request of the Agent give written notice to the Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes “Excluded Property”) and shall provide to the Agent such other information regarding the Special Property as the Agent may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

(d)	In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control. Without limiting the foregoing and notwithstanding anything to the contrary contained in this Agreement, for so long as the security interest granted by the Senior Security Agreement remains in effect, (i) the Pledgors agree that the Senior Agent shall have possession of or control over any items of Pledged Collateral not only for purposes of perfecting its security interest under the Senior Security Agreement on behalf of the secured parties thereunder, but also for purposes of perfecting, through a bailment with the Agent, the security interest of the Agent hereunder, and (ii) no Pledgor shall be deemed to be in default of any of its representations and warranties or covenants hereunder with respect to possession by the Agent of or control by the Agent over any Pledged Collateral (including without limitation under Sections 3.1 and 3.2 hereof) so long as the Pledgors are in compliance with their obligations under the Senior Security Agreement. Upon such time as the security interest granted by the Senior Security Agreement is no longer in effect, the Pledgors acknowledge that pursuant to the Intercreditor Agreement, the Agent shall arrange for the delivery to it by the Senior Agent of all Pledged Collateral in the Senior Agent’s possession.
     SECTION 2.3. Filings(a) . (a) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Agent promptly upon request.
     (b) Each Pledgor hereby ratifies its authorization for the Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.
     (c) Each Pledgor hereby further authorizes the Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Agent, as secured party.
ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
     SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall immediately upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
     SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that is in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law (i) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Agent the right to transfer such Pledged Securities under the terms hereof and, upon request, provide to the Agent an opinion of counsel, in form and substance reasonably satisfactory to the Agent, confirming such pledge and perfection thereof and (ii) use its commercially reasonable efforts to cause such Pledged Securities to become certificated and delivered to the Agent in accordance with the provisions of Section 3.1.
     SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all filings necessary to perfect the security interest granted by it to the Agent in respect of the Pledged Collateral have been delivered to the Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all persons except Permitted Collateral Liens, (ii) such Pledgor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Agent hereunder, as against third parties, with respect to the Pledged Collateral.
     SECTION 3.4. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:
(a)	Instruments and Tangible Chattel Paper. (i) No amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made) and (ii) each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate has been properly endorsed, assigned and delivered to the Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Agent exceeds $500,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

(b)	Pledged Securities.
(i)	If any Pledgor shall at any time hold or acquire any certificated securities constituting Pledged Securities, such Pledgor shall promptly endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Agent. If any securities now or hereafter acquired by any Pledgor constituting Pledged Securities are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly notify the Agent thereof and pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of any Pledgor or such nominee, or (b) arrange for the Agent to become the registered owner of the securities.

(ii)	As between the Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Pledged Securities, and the risk of loss of, damage to, or the destruction of the Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Agent, any Pledgor or any other person. Each Pledgor shall promptly pay all Claims and fees of whatever kind or nature with respect to the Pledged Securities pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Agent may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Agent from all costs and expenses incurred by the Agent under this Section 3.4(b) in accordance with Section 13 of the Purchase Agreement.
(c)	Electronic Chattel Paper and Transferable Records. No amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Agent thereof and shall take such action as the Agent may reasonably request to vest in the Agent control under UCC Section 9 105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Agent has not been vested control within the meaning of the statutes described in this sentence exceeds $500,000 in the aggregate for all Pledgors. The Agent agrees with such Pledgor that the Agent will arrange, pursuant to procedures satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9 105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(d)	Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor, such Pledgor shall promptly notify the Agent thereof and such Pledgor shall, at the request of the Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Agent to become the transferee beneficiary of such Letter of Credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Purchase Agreement. The actions in the preceding sentence shall be taken to the extent that the amount under such Letter of Credit, together with all amounts under Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, exceeds $500,000 in the aggregate for all Pledgors.

(e)	Commercial Tort Claims. As of the date hereof each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 13 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value together with all other Commercial Tort Claims of all Pledgors in which the Agent does not have a security interest in excess of $500,000 in the aggregate, such Pledgor shall immediately notify the Agent in writing signed by such Pledgor of the brief details thereof and grant to the Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

(f)	Landlord’s Access Agreements. Each Pledgor shall use its commercially reasonable efforts to obtain a Landlord Access Agreement and/or, if required by the Purchase Agreement, landlord’s lien waiver, as applicable, from all such landlords, as applicable, who from time to time after the date hereof have possession of Pledged Collateral (other than with respect to any location of Pledged Collateral maintained on the date hereof) in the ordinary course of such Pledgor’s business and if reasonably requested by the Agent. A Landlord Access Agreement and/or landlord’s lien waiver shall not be required if (i) the value of the Pledged Collateral held by such landlord is less than $100,000, provided that the aggregate value of the Pledged Collateral held by all landlords who have not delivered a Landlord Access Agreement and/or landlord’s lien waiver is less than $500,000 in the aggregate or (ii) the Pledgor has delivered a leasehold mortgage with respect to such property.

(g)	Motor Vehicles. Upon the request of the Agent, each Pledgor shall deliver to the Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Agent listed as lienholder therein. Such requirement shall apply to the Pledgors if any such motor vehicle (or any such other Equipment) is valued at over $50,000, provided that the value of all such motor vehicles (and such Equipment) as to which any Pledgor has not delivered a Certificate of Title or ownership is over $500,000.
     SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each new Subsidiary of the Issuer (other than a Foreign Subsidiary) which, from time to time, after the date hereof shall be required to pledge any assets to the Agent for the benefit of the Secured Parties pursuant to the provisions of the Purchase Agreement, to execute and deliver to the Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within thirty (30) Business Days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) Business Days of the date on which it was acquired or created and, in each case, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.
     SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and to execute and deliver to the Agent such additional assignments, agreements,

supplements, powers and instruments, as the Agent may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Agent the Pledged Collateral or permit the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Each Pledgor represents, warrants and covenants as follows:
     SECTION 4.1. Title. Except for the security interest granted to the Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others other than Permitted Collateral Liens. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 8.07 of the Purchase Agreement. Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Agent pursuant to this Agreement, those filed by the holder of a Permitted Collateral Lien relating to the Permitted Collateral Liens or as are permitted by the Purchase Agreement or financing statements or public notices relating to the termination statements listed on Schedule 9 to the Perfection Certificate. No person other than the Agent has control or possession of all or any part of the Pledged Collateral, except as permitted by the Purchase Agreement.
     SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) subject to the filings and other actions described in Schedule 7 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, subject only to Permitted Collateral Liens.
     SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Agent or any other Secured Party other than Permitted Collateral Liens (other than Contested Liens). There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors’ obligations or the rights of the Agent hereunder, except as permitted herein or by the Purchase Agreement.
     SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements and other statements and instruments relating to Permitted Collateral Liens. So long as any of the Obligations remain unpaid, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Collateral Liens.
     SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization.
     (a) It shall comply with the provisions of Section 7.15(a) of the Purchase Agreement.
     (b) The Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 7.15(a) of the Purchase Agreement. If any Pledgor fails to provide information to the Agent about such changes on a timely basis, the Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Agent needed to have information relating to such changes. The Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Agent to search for information on such changes if such information is not provided by any Pledgor.
     SECTION 4.6. Location of Inventory and Equipment. It shall not move any Equipment or Inventory to any location other than one within the continental United States and until (i) it shall have given the Agent not less than 30 days’ prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such new location within the continental United States and providing such other information in connection therewith as the Agent may request and (ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Agent to maintain the perfection and priority of the security interest of the Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including using commercially reasonable efforts to obtain waivers of landlord’s liens with respect to such new location, if applicable, and if requested by the Agent. Such Pledgor agrees to provide the Agent with prompt notice following the movement of any Equipment or Inventory to any location other than one that is listed in the relevant Schedules to the Perfection Certificate.
     SECTION 4.7. Due Authorization and Issuance. All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.
     SECTION 4.8. Consents, etc. In the event that the Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
     SECTION 4.9. Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules annexed to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors that is required to be pledged herein or by the Purchase Agreement.
     SECTION 4.10. Insurance. In the event that the proceeds of any insurance claim are paid after the Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be paid to the Agent to satisfy any deficiency remaining after such foreclosure.
     SECTION 4.11. Payment of Taxes; Compliance with Laws; Contesting Liens; Claims. Each Pledgor represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable which is a Contested Lien or a Permitted Collateral Lien. Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Each Pledgor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Purchase Agreement. Notwithstanding the foregoing provisions of this Section 4.11, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Agent or any other Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Agent, or such Secured Party, as the case may be and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.11 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.
     SECTION 4.12. Access to Pledged Collateral, Books and Records; Other Information. Except as provided in the Purchase Agreement, upon reasonable request to each Pledgor and upon the execution of a confidentiality agreement substantially in the form set forth in the Purchase Agreement or as otherwise mutually acceptable to the Issuer and the Agent, the Agent, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable times as may be requested by the Agent all of the Pledged Collateral including all of the books, correspondence and records of such Pledgor relating thereto. The Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Pledgor agrees to render to the Agent, at such Pledgor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Agent with regard thereto. Such Pledgor shall, at any and all times, within a reasonable time after written request by the Agent, furnish or cause to be furnished to the Agent, in such manner and in such detail as may be reasonably requested by the Agent, additional information with respect to the Pledged Collateral.
ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
     SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Agent and forthwith deliver to the Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.
     SECTION 5.2. Voting Rights; Distributions; etc.
          (i) So long as no Event of Default shall have occurred and be continuing:
(A)	Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Purchase Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(B)	Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Purchase Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          (ii) The Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.
          (iii) Upon the occurrence and during the continuance of any Event of Default:
(A)	All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) hereof shall cease, and all such rights shall thereupon become vested in the Agent to the extent permitted by applicable law, which shall thereupon have the sole right to exercise such voting and other consensual rights to the extent permitted by applicable law.

(B)	All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Agent to the extent permitted by applicable law, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions to the extent permitted by applicable law.
          (iv) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent may request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(iii)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(iii)(B) hereof.

          (v) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(i)(B) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
     SECTION 5.3. Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates, if any, delivered to the Agent) which evidence any Pledged Securities of such Pledgor.
     SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.
          (i) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
          (ii) In the case of each Pledgor which is a partner in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.
ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL
     SECTION 6.1. Grant of License. For the purpose of enabling the Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
     SECTION 6.2. Protection of Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the

Agent of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor’s claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral as presently used and operated and as contemplated by the Purchase Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral as presently used and operated and as contemplated by the Purchase Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral, the ability of such Pledgor or the Agent to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Agent in relation thereto including a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Agent for the benefit of the Secured Parties, without the consent of the Agent, (vi) diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Agent from time to time upon the Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Agent may from time to time request.
     SECTION 6.3. After-Acquired Property. If any Pledgor shall, at any time before the Obligations have been paid in full (other than contingent indemnification obligations which, pursuant to the provisions of the Purchase Agreement or the Security Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this Section 6.3 with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (i) provide to the Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.3 by execution of an instrument in form reasonably acceptable to the Agent and the filing of any instruments or statements as shall be reasonably necessary to preserve, protect or perfect the Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Agent to modify this Agreement by amending Schedules 12(a) and 12(b) annexed to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor.
     SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all documents requested by the Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 6.4 in accordance with Section 13 of the Purchase Agreement. In the event that the Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the material Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any person so infringing necessary to prevent such infringement.
ARTICLE VII
CERTAIN PROVISIONS CONCERNING ACCOUNTS
     SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Except as provided in the Intercreditor Agreement, each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Except as provided in the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default and acceleration of the Notes (as defined in the Purchase Agreement), the Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Agent’s security interest therein without the consent of any Pledgor.

     SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Agent and in form and manner satisfactory to the Agent, the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Agent for the benefit of the Secured Parties and that the Agent has a security interest therein.
     SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.
     SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Accounts, as and when due in the ordinary course of business and consistent with prudent business practice (including Accounts that are delinquent), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Agent or any Secured Party, shall be paid by the Pledgors.
ARTICLE VIII
TRANSFERS
     SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Purchase Agreement, including Section 7.19 of the Purchase Agreement.
ARTICLE IX
REMEDIES
     SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default the Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
          (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;
          (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Agent;
          (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
          (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Agent at any place or places so designated by the Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Agent and therewith delivered to the Agent, (B) store and keep any Pledged Collateral so delivered to the Agent at such place or places pending further action by the Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
          (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;
          (vi) Retain and apply the Distributions to the Obligations as provided in Article X hereof;
          (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
          (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Agent may also in its sole discretion, without notice except as specified in

           Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
     SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
     SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Agent’s taking possession or the Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged

Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.
     SECTION 9.4. Certain Sales of Pledged Collateral.
          (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Agent shall have no obligation to engage in public sales.
          (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
          (iii) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Agent, for the benefit of the Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Agent such number of prospectuses, offering circulars or other documents incident thereto as the Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (iv) If the Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Agent all such information as the Agent may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
          (v) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Agent and other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
     SECTION 9.5. No Waiver; Cumulative Remedies.
          (i) No failure on the part of the Agent to exercise, no course of dealing with respect to, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.
          (ii) In the event that the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Pledgors, the Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
     SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Agent, each Pledgor shall execute and deliver to the Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill constituting Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Agent, each Pledgor shall make available to the Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights constituting Intellectual Property Collateral, and such persons shall be available to perform their prior functions on the Agent’s behalf.
ARTICLE X
PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
APPLICATION OF PROCEEDS
     SECTION 10.1. Proceeds of Casualty Events and Collateral Dispositions. The Pledgors shall take all actions required by the Purchase Agreement with respect to any Net Cash Proceeds of any Casualty Event or from the sale or disposition of any Pledged Collateral.
     SECTION 10.2. Application of Proceeds. The proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Agent of its remedies shall be applied, together with any other sums then held by the Agent pursuant to this Agreement, in accordance with the Purchase Agreement.
ARTICLE XI
MISCELLANEOUS
     SECTION 11.1. Concerning Agent.
          (i) The Agent has been appointed as collateral agent pursuant to the Purchase Agreement. The actions of the Agent hereunder are subject to the provisions of the Purchase Agreement. The Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Purchase Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may resign and a successor Agent may be appointed in the manner provided in the Purchase Agreement. Upon the acceptance of any appointment as the Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent.
          (ii) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.
          (iii) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
          (iv) If any item of Pledged Collateral also constitutes collateral granted to the Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Agent, in its sole discretion, shall select which provision or provisions shall control.
     SECTION 11.2. Agent May Perform; Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Claims, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance in accordance with the provisions of Section 4.11 hereof. Any and all amounts so expended by the Agent shall be paid by the Pledgors in accordance with the provisions of Section 13 of the Purchase Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Purchase Agreement, this Agreement and the other Security Documents which the Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
     SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Purchase Agreement.
     SECTION 11.4. Termination; Release. When all the Obligations have been paid in full, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon the transfer of any Pledged Collateral that is permitted by Section 7.19(a) or Section 8.05 of the Purchase Agreement to a party that in not the Issuer or a Guarantor, such Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral in accordance with the provisions of the Purchase Agreement, the Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Agent except as to the fact that the Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC 3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.
     SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Purchase Agreement and unless in writing and signed by the Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
     SECTION 11.6. Notices. Unless otherwise provided herein or in the Purchase Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Purchase Agreement, as to any Pledgor, addressed to it at the address of the Issuer set forth in the Purchase Agreement and as to the Agent, addressed to it at the address set forth in the Purchase Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.
     SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Section 15.08 of the Purchase Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
     SECTION 11.8. Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
     SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
     SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Purchase Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.
     SECTION 11.12. No Claims Against Agent. Nothing contained in this Agreement shall constitute any consent or request by the Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
     SECTION 11.13. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Purchase Agreement or the other Basic Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Purchase Agreement and the other Basic Documents.
     SECTION 11.14. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
(i)	any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii)	any lack of validity or enforceability of the Purchase Agreement or any other Basic Document, or any other agreement or instrument relating thereto;
(iii)	any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement or any other Basic Document or any other agreement or instrument relating thereto;

(iv)	any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v)	any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Purchase Agreement or any other Basic Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi)	any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Pledgors and the Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

TERREMARK WORLDWIDE, INC., as Pledgor
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

NAP OF THE AMERICAS, INC.
NAP OF THE AMERICAS/WEST, INC.
PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
SPECTRUM TELECOMMUNICATIONS CORP.
TECOTA SERVICES CORP.
TERREMARK EUROPE, INC.
TERREMARK FINANCIAL SERVICES, INC.
TERREMARK FORTUNE HOUSE #1, INC.
TERREMARK LATIN AMERICA, INC.
TERREMARK MANAGEMENT SERVICES, INC.
TERREMARK REALTY, INC.
TERREMARK TECHNOLOGY CONTRACTORS, INC.
TERREMARK TRADEMARK HOLDINGS, INC.
TERRENAP DATA CENTERS, INC.
TERRENAP SERVICES, INC.,

as Pledgors
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

OPTICAL COMMUNICATIONS, INC., as Pledgor
By:	/s/ Manuel D. Medina
	Name:	Manuel D. Medina
Title:

S-1

TERREMARK FEDERAL GROUP, INC., as Pledgor
By:	/s/ Nelson Fonseca
	Name:	Nelson Fonseca
	Title:	Treasurer & CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Agent
By:	/s/ Julia P. Kingsbury
	Name:	Julia P. Kingsbury
	Title:	Director

By:	/s/ Pilarcita V. Naval
	Name:	Pilarcita V. Naval
	Title:	Assistant Vice President

S-2

EXHIBIT 1
[Form of]
ISSUER’S ACKNOWLEDGMENT
     The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 5, 2007, made by TERREMARK WORLDWIDE, INC., a Delaware corporation (the “Issuer”), the Guarantors party thereto and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Agent”), (ii) agrees promptly to note on its books the security interests granted to the Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Agent or its nominee or the exercise of voting rights by the Agent or its nominee.

[ ]
By:
Name:
Title:

1- 1

EXHIBIT 2
[Form of]
SECURITIES PLEDGE AMENDMENT
     This Security Pledge Amendment, dated as of [                    ], is delivered pursuant to Section 5.1 of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 5, 2007, made by TERREMARK WORLDWIDE, INC., a Delaware corporation (the “Issuer”), the Guarantors party thereto and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Agent”). The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.
PLEDGED SECURITIES

PERCENTAGE
OF ALL ISSUED
CAPITAL OR
	CLASS OF			NUMBER OF	OTHER EQUITY
	STOCK OR		CERTIFICATE	SHARES OR	INTERESTS OF
ISSUER	INTERESTS	PAR VALUE	NO(S).	INTERESTS	ISSUER

INTERCOMPANY NOTES

	PRINCIPAL	DATE OF	INTEREST	MATURITY
ISSUER	AMOUNT	ISSUANCE	RATE	DATE

2- 1

[ ], as Pledgor
By:
Name:
Title:

AGREED TO AND ACCEPTED:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

  2-2

EXHIBIT 3
[Form of]
JOINDER AGREEMENT
[Name of New Pledgor]
[Address of New Pledgor]
[Date]

Ladies and Gentlemen:
     Reference is made to that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 5, 2007, made by TERREMARK WORLDWIDE, INC., a Delaware corporation (the “Issuer”), the Guarantors party thereto and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Agent”).
     This letter supplements the Security Agreement and is delivered by the undersigned, [          ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Sections 4, 7 and 8 of the Purchase Agreement to the same extent that it would have been bound if it had been a signatory to the Purchase Agreement on the execution date of the Purchase Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Section 4 of the Purchase Agreement.
  3-1

     Annexed hereto are supplements to each of the schedules to the Security Agreement and the Purchase Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Purchase Agreement, as applicable.
     This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  3-2

     IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR], as Pledgor
By:
Name:
Title:

AGREED TO AND ACCEPTED:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

[Schedules to be attached]

  3-3

EXHIBIT 4
[Form of]
Copyright Security Agreement
     Copyright Security Agreement, dated as of [            ], by [            ] and [            ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Purchase Agreement (in such capacity, the “Agent”).
W I T N E S S E T H :
     WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Purchase Agreement, the Pledgors hereby agree with the Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Copyrights of such Pledgor listed on Schedule I1 attached hereto; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.
     SECTION 4. Termination. Upon the full performance of the Obligations, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable

[1]	Should include same Copyrights listed on Schedule 12(b) of the Perfection Certificate.
  4-1

form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.
[signature page follows]
  4-2

     IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS][2]
By:
Name:
Title:

Accepted and Agreed:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

[2]	This document needs only to be executed by the Issuer and/or any Guarantor which owns a pledged Copyright.
  4-3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

  4-I-1

EXHIBIT 5
[Form of]
Patent Security Agreement
     Patent Security Agreement, dated as of [           ], by [            ] and [           ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Purchase Agreement (in such capacity, the “Agent”).
W I T N E S S E T H:
     WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Purchase Agreement, the Pledgors hereby agree with the Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Patents of such Pledgor listed on Schedule I3 attached hereto; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.
     SECTION 4. Termination. Upon the full performance of the Obligations, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable

[3]	Should include same Patents listed on Schedule 12(a) of the Perfection Certificate.
  5-1

form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.
[signature page follows]
  5-2

     IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS][4]
By:
Name:
Title:

Accepted and Agreed:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

[4]	This document needs only to be executed by the Issuer and/or any Guarantor which owns a pledged Copyright.
  5-3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

  5-I-1

EXHIBIT 6
[Form of]
Trademark Security Agreement
     Trademark Security Agreement, dated as of [            ], by [            ] and [            ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Purchase Agreement (in such capacity, the “Agent”).
W I T N E S S E T H:
     WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Purchase Agreement, the Pledgors hereby agree with the Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Trademarks of such Pledgor listed on Schedule I5 attached hereto;
     (b) all Goodwill associated with such Trademarks; and
     (c) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

[5]	Should include same Trademarks listed on Schedule 12(a) of the Perfection Certificate.
  6-1

     SECTION 4. Termination. Upon the full performance of the Obligations, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.
[signature page follows]
  6-2

     IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS][6]
By:
Name:
Title:

Accepted and Agreed:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

[6]	This document needs only to be executed by the Issuer and/or any Guarantor which owns a pledged Copyright.
  6-3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

 6-I-1